                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 22, 2004

                              --------------------

                            TIDEL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                      0-17288                   75-2193593
       --------                      -------                   ----------
(State or Other Jurisdiction         (Commission             (IRS Employer
        of Incorporation)            File Number)            Identification No.)

       2900 Wilcrest, Suite 205, Houston, TX                  77042
       ------------------------------------------------------------
       (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code (713) 783-8200
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(c) Appointment of Chief Executive Officer.

     On December 18, 2004, James T. Rash, the Principal  Executive and Financial
Officer of Tidel  Technologies,  Inc.  (the  "Company")  passed away.  Effective
December  22,  2004,  the Board of  Directors  of the  Company  elected  Mark K.
Levenick,  the former Chief  Operating  Officer of the Company,  to serve as the
Company's Interim Chief Executive Officer.

     Mr. Levenick,  age 45, began working for the Company's operating subsidiary
in  1985.  He  became  Chief  Executive  Officer  of  the  Company's   operating
subsidiaries  in May 1993 and a Director of the Company and its  subsidiaries in
March 1995, and has served  continuously in such  capacities  since those times.
Mr.  Levenick has served as Chief  Operating  Officer of the Company  since July
1997, and had acted as the Interim Chief Executive Officer of the Company during the medical leave of absence of James T. Rash from February 2002 to August 2002.
Mr. Levenick holds a Bachelor of Science degree from the University of Wisconsin at Whitewater.

     The material terms of Mr. Levenick's employment agreement are as follows:

     Mr. Levenick's  employment  agreement with the Company provides for minimum annual  salary of $262,500  over a three-year  term ending  January 2007. In the event of a change of control,  Mr. Levenick is entitled to all  compensation due through the balance of the term of the agreement,  and immediate  vesting of all restricted stock,  performance units, stock options,  stock appreciation rights, warrants and employee benefit plans.

     This description of Mr. Levenick's employment agreement is qualified in its entirety by reference to the full text of the employment  agreement  attached as
Exhibit 10.14 to the Company's Form 10-K for the fiscal year ended September 30,
2001.

ITEM 8.01 OTHER EVENTS.

     On December 23, 2004,  the Company  issued a press release  announcing  the death of James T. Rash, the Company's Chairman and Chief Executive Officer since
February  1989.  Mr.  Rash died on  Sunday,  December  19,  2004 from an illness contracted during cancer-related  chemotherapy  treatment.  The press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          EXHIBIT NO.             DESCRIPTION

          10.1                    Form of Employment Agreement, dated January 1,
                                  2000, between Tidel Engineering, L.P. and Mark
                                  K.  Levenick,  (incorporated  by  reference to
                                  Exhibit 10.14 of the Company's  Report on Form
                                  10-K for the year ended September 30, 2001).

          99.1                    Press Release dated December 23, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             TIDEL TECHNOLOGIES, INC.
                                                    (Registrant)

Date: December 23, 2004
                                             By: /s/ Mark K. Levenick
                                                --------------------------------
                                             Name:   Mark K. Levenick
                                             Title:  Principal Executive Officer